UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020

SUTRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38662	47-0926186
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Utah Avenue, Suite 150,

South San Francisco, California, 94080

(Address of principal executive offices) (Zip Code)

(650) 392-8412

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	STRO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 3, 2020, the Company issued a press release announcing updated data from its ongoing Phase 1 study of STRO-002 in patients with ovarian cancer. The Company also hosted a live webcast KOL discussion regarding the interim data on December 3, 2020 at 5:00 p.m. Eastern Time. An archived webcast of the event will be available on the Investor section of the company’s website at ir.sutrobio.com for approximately 30 days.

A copy of the press release and clinical data presentation presented during the webcast event are attached as Exhibits 99.1 and 99.2, respectively to this Current Report on Form 8-K. The clinical data presentation will also be available on the Company’s website in the Events & Presentations section at www.sutrobio.com.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On December 3, 2020, the Company announced updated data from its ongoing Phase 1 clinical trial of STRO-002 in patients with ovarian cancer.

The dose-escalation portion of the trial was fully enrolled with 39 patients in August 2020. Patients were heavily pre-treated and had a median of 6 prior lines of therapy, including standard of care platinum-based regimens, bevacizumab, PARP inhibitors, and checkpoint inhibitors.

The dose-escalation phase included 34 patients treated with clinically active dose levels, 2.9 mg/kg or higher, of which 31 patients had post-baseline scans and were evaluable for RECIST response. At the data cutoff of October 30, 2020, median time on treatment was 19 weeks and 10 patients remained on treatment. Results out of 31 evaluable patients included:

•

10 patients met RECIST criteria for response, of which, 1 patient achieved a complete response and 9 patients achieved a partial response (3 confirmed partial responses and 6 unconfirmed partial responses);

•	23 patients (74%) achieved disease control at 12 weeks;
•	18 patients (58%) achieved disease control at 16 weeks; and
•	4 patients (13%) were on treatment for 52 weeks, of which, 3 patients remain on treatment beyond 64 weeks.

STRO-002 continues to be well-tolerated and 86% of all treatment-emergent adverse events (AEs) were Grade 1 or 2. Of note, prophylactic corticosteroid eye drops have not been required and no ocular toxicity signals have been observed. The most common Grade 3 and 4 AEs were reversible neutropenia. Grade 3 arthralgia (15.4%) and neuropathy (7.7%) were observed and managed with standard medical treatment, including dose reductions or delays without evidence of compromised efficacy.

Although a maximum tolerated dose was not reached, the Company has identified dose levels of 4.3 and 5.2 mg/kg that it plans to randomize in the dose-expansion phase. The Company intends to dose the first patient in January 2021 and will be treating less heavily pre-treated ovarian cancer patients. Additionally, an expansion cohort for FolRα-selected endometrial cancer is planned for 2021.

This current report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated preclinical and clinical development activities, timing of announcements of clinical results, potential benefits of the company’s product candidates and platform and potential market opportunities for the company’s product candidates. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, the company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the company's actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company's ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates, the impact of the COVID-19 pandemic on the Company’s business, clinical trial sites, supply chain and manufacturing facilities, the Company’s ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, the company's ability to fund development activities and achieve development goals, the company's ability to protect intellectual property, and the Company’s commercial collaborations with third parties and other risks and uncertainties described under the heading "Risk Factors" in the Company’s most recent Quarterly Report on Form 10-Q for the period ended September 30, 2020 filed with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release by Sutro Biopharma, Inc.
99.2	Clinical Data Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sutro Biopharma, Inc.

Date: December 3, 2020	By:	/s/ Edward Albini
Edward Albini
Chief Financial Officer